UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 25, 2017

Hyperdynamics Corporation

(Exact name of registrant as specified in its charter)

(Address of principal executive offices,
including zip code)

(Registrant’s telephone number,
including area code)

Delaware	001-32490	87-0400335
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12012 Wickchester Lane, Suite 475

Houston, Texas 77079

(Address of principal executive offices, including zip code)

voice:  (713) 353-9400

fax:  (713) 353-9421

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07                      Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Company was held on April 19, 2017.  This Current Report on Form 8-K discloses the voting results for all matters voted upon at the Annual Meeting.

Broker non votes for the election of directors, the advisory vote on executive compensation, and the amendment to the 2010 Equity Incentive Plan were 9,183,481.

The Final Report of the Inspector of Election, Paolo G. Amoruso, dated April 24, 2017 is filed as Exhibit 99.1 to this Current Report on Form 8-K, which report is hereby incorporated by reference.

Item 9.01                                                  Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Hyperdynamics Corporation Annual Meeting of Stockholders Held on April 19, 2017 Final Report of the Inspector of Elections dated April 24, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERDYNAMICS CORPORATION

Date: April 25, 2017	By:	/s/ Ray Leonard
	Name:	Ray Leonard
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Hyperdynamics Corporation Annual Meeting of Stockholders Held on April 19, 2917 Final Report of the Inspector of Elections dated April 24, 2017.